Supplement dated August 25, 2011
to the
Evermore Funds Trust
Prospectus and Statement of Additional Information dated April 30, 2011

Closing of Class C Shares

The Board of Trustees of Evermore Funds Trust, (the “Trust”) has approved the suspension of sales of Class C shares of the Evermore European Value Fund (the “Fund”).  Effective as of August 26, 2011, Class C shares of the Fund will no longer be available for purchase (except through reinvested distributions and automatic investment plans (“AIP”)).

On or about August 26, 2011, the Fund will redesignate (rename) its Class C shares as Class A shares of the Fund.  Prior to the redesignation, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Class C shares prior to their redesignation as Class A shares, please note that the Adviser will waive the 2.00% contingent deferred sales charge for any shares held 30 days or less.

If shares are not redeemed prior to the redesignation, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.  Shareholders will not be charged the 5.00% sales load imposed on purchases of Class A shares.  The redesignation will be treated as a non-reportable, non-taxable transaction.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  Please contact the Fund at 866-EVERMORE (866-383-7667) if you have any questions.

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Please retain this supplement for future reference.